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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Refining Company, (the "Company") on Form 10-K for the period ending August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. Murphy, Principal Financial Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                          / s /  James E. Murphy
                          --------------------------
                          James E. Murphy
                          Principal Financial Officer
                          November 27, 2002